SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 25, 2001
                                                 -------------------------------


                         THE BLACK & DECKER CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                  1-1553                     52-0248090
------------------------    ------------------------     -----------------------
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

701 East Joppa Road, Towson, Maryland                              21286
----------------------------------------                 -----------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:           410-716-3900
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         Exhibit 99   Press Release of the Corporation dated January 25, 2001.


ITEM 9.  REGULATION FD DISCLOSURE
On January 25, 2001, the Corporation reported its earnings for the three and twelve months ended December 31, 2000. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated January 25, 2001.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K includes statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and that are intended to come within the safe harbor protection provided by those sections. By their nature, all forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements for a number of reasons, including but not limited to:
o further economic slowing in North America and Europe;
o unforeseen difficulty in maintaining mutually beneficial relationships with key distributors or penetrating new channels of distribution;
o market acceptance of the new products introduced in 2000 and scheduled for introduction in 2001, as well as the level of sales generated from these new products relative to expectations, based on the existing investments in productive capacity and commitments of the Corporation to fund advertising and product promotions in connections with the introduction of these new products;
o adverse changes in currency exchange rates or raw material commodity prices, both in absolute terms and relative to competitors' risk profiles;
o unforeseen inventory adjustments by major customers and the resultant impact on manufacturing volumes;
o increased competition;
o price reductions taken by the Corporation in order to drive demand that may not result in anticipated sales levels;
o inability to achieve projected levels of efficiencies and cost reduction measures;
o delays in or unanticipated inefficiencies resulting from manufacturing and administrative reorganization actions in progress or contemplated; and
o economic uncertainty in Asia and Latin America.

                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE BLACK & DECKER CORPORATION


                                            By  /s/ CHRISTINA M. MCMULLEN
                                                --------------------------------
                                                  Christina M. McMullen
                                                  Vice President and Controller